================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                   FORM 8-K/A

                      ------------------------------------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 November 16, 1999                                1-14559
------------------------------------------------          ----------------------
Date of Report (Date of earliest event reported)          Commission File Number

                             MUSE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                    85-0437001
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)

                                1601 Randolph SE
                          Albuquerque, New Mexico 87106
         -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (505) 843-6873
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)

================================================================================

Item 2. Acquisition or Disposition of Assets.

            This Amendment to the Form 8-K filed on November 24, 1999 is being submitted to provide the financial statements required in connection with the acquisition by Muse Technologies, Inc. (the "Company") of UK-based Virtual Presence Limited ("Virtual Presence").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) HISTORICAL FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED (Virtual Presence, Ltd., a company incorporated under the laws of England).

                                                                         Page
                                                                         ----

Auditors Report from Pridie Brewster, Chartered Accountants
For year ended March 31, 1999

Statement of Profit and Loss for Years ended March 31, 1999 and 1998 with convenience translation

Balance Sheet as of March 31, 1999 and March 31, 1998
With convenience translation

Cash Flow Statement for the Years Ended March 31, 1999
With convenience translation

Notes to the Financial Statements for the Years Ended March 31,
1999 and 1998

(b)   PRO FORMA FINANCIAL INFORMATION

Introduction

Pro forma Combined Balance Sheet as of September 30, 1999

Pro forma Combined Statement of Operations for the Year Ended September 30, 1999

Notes to Pro Forma Financial Statements as of September 30, 1999

Signature

                            VIRTUAL PRESENCE LIMITED

                               REPORT AND ACCOUNTS

                                 31ST MARCH 1999


                                 PRIDIE BREWSTER
                                 CHARTERED ACCOUNTANTS
                                 CAROLYN HOUSE
                                 29-31, GREVILLE STREET
                                 LONDON EC1N 8RB
                                 ENGLAND

                            VIRTUAL PRESENCE LIMITED

            DIRECTORS:              J.E. Hough
                                    D.E. Hendon
                                    R.J. Stone
                                    J.D. Gregory
                                    R.H. Allardice (Appointed 13th July 1998)
                                    M.J. Walker (Appointed 19th July 1999)
                                    N.A. Eldred (Appointed 13th July 1998)
                                    J. Cumberland (Appointed 8th June 1999)

            SECRETARY:              T.M.S. Jenkins

            REGISTERED OFFICE       Canvas House
            AND PRINCIPAL PLACE     Jubilee Yard
            OF BUSINESS:            Queen Elizabeth Street
                                    London SE1
                                    England.

            AUDITORS:               Pridie Brewster
                                    Chartered Accountants
                                    Carolyn House
                                    29-31, Greville Street
                                    London EC1N 8RB
                                    England.

            COMPANY NUMBER:         2632764

                            VIRTUAL PRESENCE LIMITED
                                DIRECTORS' REPORT

The directors present their report and audited accounts for the year ended 31st March 1999.

ACTIVITIES

The principal activity of the company during the year was the retailing of computer software and hardware.

ACQUISITION

On 1st April 1998 the company acquired 76% of the issued share capital of Sim Team SARL.

RESULTS

The results for the year are set out on page 3.

DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that year. In preparing those financial statements, the directors are required to:

      select suitable accounting policies and then apply them consistently;

      make judgements and estimates that are reasonable and prudent;

      prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

DIRECTORS

The directors who served during the year, and their interests in the ordinary shares of the company, were as follows:-

                                           31.3.99                 31.3.98
                                        Ordinary pounds 1     Ordinary pounds 1
                                      -------------------    -------------------

J.D. Gregory                                     --                    --
D.E. Hendon                                      --                    --
J.E. Hough                                   95,000                95,000
R.J. Stone                                       --                    --
R.H. Allardice                                   --                    --
N.A. Eldred                                      --                    --

AUDITORS

The auditors, Pridie Brewster, Chartered Accountants, have signified their willingness to continue in office and a motion for their re-appointment will be put before the annual general meeting.

BY ORDER OF THE BOARD

N.A. ELDRED
SECRETARY

                            VIRTUAL PRESENCE LIMITED

                         REPORT OF INDEPENDENT AUDITORS

                            TO THE BOARD OF DIRECTORS

We have audited the accompanying balance sheet of Virtual Presence Limited as of 31st March 1999 and the related profit an loss account and statement of cash flows for the year ended 31st March 1999, and the comparative figures for the year ended 31st March 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with United Kingdom auditing standards which do not differ in any significant respect from United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Virtual Presence Limited at 31st March 1999 and the results of its operation and its cash flows for the year ended 31st March 1999, and the comparative figures for the year ended 31st March 1998, in conformity with accounting principles generally accepted in the United Kingdom.


Pridie Brewster                                 Carolyn House
Chartered Accountants                           29-31 Greville Street
Registered Auditor                              London EC1N 8RB
27th January 2000                               England
3.

                            VIRTUAL PRESENCE LIMITED

                             PROFIT AND LOSS ACCOUNT

                  FOR THE YEARS ENDED 31ST MARCH 1999 AND 1998

                                                         Notes      1999           1999           1998
                                                         -----      ----           ----           ----
                                                                  pounds       $                pounds
TURNOVER                                                   1      1,952,141      3,145,290      1,288,977
Cost of sales                                                    (1,370,325)    (2,207,868)      (839,919)
                                                                 ----------     ----------     ----------

GROSS PROFIT                                                        581,816        937,422        449,058

Administrative expenses                                            (540,063)      (870,150)      (344,171)
                                                                 ----------     ----------     ----------

OPERATING PROFIT                                                     41,753         67,272        104,887

Permanent diminution in value of investment                        (157,246)      (253,355)            --
Write off of inter group debt                                      (163,537)      (263,491)            --
                                                                 ----------     ----------     ----------

(Loss)/profit on ordinary activities before interest               (279,030)      (449,574)       104,887

Interest receivable                                                      --             --             72

Interest payable and similar charges                                (71,565)      (115,306)       (22,168)
                                                                 ----------     ----------     ----------

(Loss)/profit on ordinary activities before tax                    (350,595)      (564,880)        82,791

Tax on profit on ordinary activities                                     --             --         (2,500)
                                                                 ----------     ----------     ----------

(DEFICIT)/RETAINED PROFIT AT END OF YEAR                           (350,595)      (564,880)        80,291
                                                                 ==========     ==========     ==========

There were no other recognised gains or losses in the year other than those shown above.

                            VIRTUAL PRESENCE LIMITED
                  BALANCE SHEET AS AT 31ST MARCH 1999 AND 1998

                                                                                 ASSETS

                                                        Notes      1999           1999          1998
                                                        -----      ----           ----          ----

                                                                  pounds           $           pounds
CURRENT ASSETS
Stocks                                                     5        24,006         38,678      13,202
Debtors                                                    6       401,958        647,635     356,440
Cash at bank and in hand                                             8,065         12,995      15,125
                                                                ----------     ----------     -------

                                                                   434,029        699,308     384,767

FIXED ASSETS
Intangible assets                                        1,2       138,680        223,441      90,000
Tangible assets                                          1,3       423,276        681,982     216,049
Investments                                                4        41,677         67,150     157,246
                                                                ----------     ----------     -------
                                                                   603,633        972,573     463,295

                                                                ----------     ----------     -------

Total Assets                                                     1,037,662      1,671,881     848,062
                                                                ==========     ==========     =======

                                                                         LIABILITIES AND EQUITY

CREDITORS (amounts falling due within one
year)                                                      7       992,922      1,599,796     419,411


CREDITORS (amounts falling due after more
than one year)                                             8        41,617         67,053      74,933

CAPITAL AND RESERVES
Called up share capital                                    9       304,727        490,976     304,727
Share premium account                                                6,009          9,682       6,009

Profit and loss account                                           (307,613)      (495,626)     42,982
                                                                ----------     ----------     -------

Shareholder's funds                                       11         3,123          5,032     353,718
                                                                ----------     ----------     -------

                                                                 1,037,662      1,671,881     848,062
                                                                ==========     ==========     =======

  The accounts were approved by the Board of Directors on 16 November 1999 and were signed on its behalf by J.E. HOUGH (DIRECTOR)

                            VIRTUAL PRESENCE LIMITED
                               CASHFLOW STATEMENT
                  FOR THE YEARS ENDED 31ST MARCH 1999 AND 1998

                                                          1999           1999         1998
Reconciliation of operating profit to net                 pounds           $          pounds
cashflow from operating activities
Operating profit                                          41,753         67,272      105,040

Depreciation of tangible assets                          115,631        186,305       61,579

Amortisation of intangible assets                         20,920         33,706       10,015

Profit on disposal of tangible assets                    (10,560)       (17,014)     (19,390)

Decrease in stock                                        (10,804)       (17,407)       3,341

Increase in debtors                                      (45,518)       (73,339)    (164,397)

Increase In creditors                                    568,875        916,572      129,869

                                                        --------     ----------     --------
Net cashflow from operating activities                   680,297      1,096,095      126,057
                                                        ========     ==========     ========

Net cash inflow from operating activities                680,297      1,096,095      126,057

Returns on investments and servicing of finance

Interest received                                             --             --           73

Interest paid                                            (71,565)      (115,306)     (22,362)
                                                        --------     ----------     --------
Net cash outflow for returns on investments and
servicing of finance                                     (71,565)      (115,306)     (22,289)

Taxation                                                   2,500          4,028           --

Capital expenditure and financial investment

Payments to acquire intangible assets                    (69,600)      (112,140)     (50,436)

Payments to acquire tangible assets                      (72,251)      (116,411)    (150,234)

Payments to acquire investments                          (41,677)       (67,150)    (136,127)

Receipts from sales of tangible assets                    25,599         41,245       66,510
                                                        --------     ----------     --------
Net cashflow for capital expenditure                    (157,929)      (254,456)    (270,287)
                                                        --------     ----------     --------
Net cashflow before management of liquid resources
and financing                                            453,303        730,361     (166,519)


Financing

Issue of share capital                                        --             --      116,002

Issue of loan capital                                         --             --       50,436

Issue of loan stock                                           --             --       10,087

Bank loan repayments                                          --             --      (25,432)

Capital element of finance leases                        (10,799)       (17,399)     (11,648)

Net cashflow from financing                              (10,799)       (17,399)     139,445

                                                        --------       --------     --------

Decrease in cash in the year                             442,504        712,962      (27,074)
                                                        ========       ========     ========

                            VIRTUAL PRESENCE LIMITED
                              NOTES TO THE ACCOUNTS
                  FOR THE YEARS ENDED 31ST MARCH 1999 AND 1998

1.    ACCOUNTING POLICIES

      The principal accounting policies which are adopted in the preparation of the company's accounts are as follows:-

      Accounting Convention

      The accompanying financial statements have been prepared in accordance with United Kingdom generally accepted accounting principles which do not differ in any significant aspect from United States generally accepted accounting policies.

      Turnover

      Turnover consists of amounts receivable for work carried out during the year, less credit notes on completed contracts, net of trade discounts and value added tax. No deferrals of maintenance contracts have been made in these accounts since it is viewed by the directors that no future material expenditure will be incurred.

      Depreciation

      Depreciation has been provided at the following rates, in order to write off the assets over their estimated useful lives:-

      Land and Buildings Leasehold    -         50% straight line
      Plant and Machinery             -         25% straight line
      Fixtures and Fittings           -         15% straight line
                                      -         15% - 20% Reducing Balance
      Motor Vehicles                  -         25% straight line

      Stocks

      Stock has been valued at the lower of cost and net realisable value.

      Deferred Taxation

      Provision is made at the current corporation tax rate for deferred taxation, calculated by the liability method, on all timing differences, to the extent that it is probable that the tax will become payable.

      Leasing and Hire Purchase Commitments

      Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful lives. The interest element of the rental obligations is charged to the profit and loss account over the year of the contract.

      Foreign Currency

      Foreign currency transactions were translated into sterling in the original UK accounts at the exchange rate in operation on the date on which the transaction occurred.

      Development Expenditure

      Development costs have been capitalised in accordance with SSAP 13.

      Cashflow

      The cashflow statement has been prepared in accordance with IAS 7.

                            VIRTUAL PRESENCE LIMITED
                              NOTES TO THE ACCOUNTS
                  FOR THE YEARS ENDED 31ST MARCH 1999 AND 1998

2.    INTANGIBLE ASSETS

                                                                     Development
                                                                       Costs
                                                                       pounds

      COST
      At beginning of year                                            100,000
            Capitalised during year - additions                        69,600
                                                                      -------
      At end of year                                                  169,600
                                                                      =======
      AMORTISATION
      At beginning of year                                             10,000
      Amortisation for year                                            20,920
                                                                      -------
      At end of year                                                   30,920
                                                                      =======

      NET BOOK VALUE
      At 31.3.99                                                      138,680
                                                                      =======
      At 31.3.98                                                       90,000
                                                                      =======

3.    TANGIBLE ASSETS
                                         Land and     Other Tangible
                                        Buildings     Fixed assets       Total
                                          pounds       pounds           pounds
      COST
      At beginning of year                24,105      338,627           362,732
      Transferred from group
      Company                                         245,651           245,651
      Additions                            9,922       82,324            92,246
      Disposals                                       (16,022)          (16,022)
                                         ---------------------------------------
      At end of year                      34,027      650,580           684,607
                                         =======================================
      DEPRECIATION
      At beginning of year                 7,202      139,481           146,683
      Charge for year                      7,202      108,429           115,631
      Adjustment on disposal                             (983)             (983)
                                         ---------------------------------------
      At end of year                      14,404      246,927           261,331
                                         =======================================
      NET BOOK VALUE
      At 31.3.99                          19,623      403,653           423,276
                                         =======================================
      At 31.3.98                          16,903      199,146           216,049
                                         =======================================

                            VIRTUAL PRESENCE LIMITED

                              NOTES TO THE ACCOUNTS

                  FOR THE YEARS ENDED 31ST MARCH 1999 AND 1998

3.    TANGIBLE ASSETS (CONTINUED).

      The net book value of fixed assets includes an amount of pounds 81,701 (1998 - pounds 71,826) in respect of assets held under hire purchase contracts. The depreciation charge in respect of such assets amounted to pounds 29,870 (1998 - pounds 47,796) for the year.

4.    FIXED ASSETS INVESTMENT

                                              $                    Shares in
                                                                   subsidiary
                                                                   undertakings
                                                                   pounds
      COST
      At beginning of year                                         157,246
      Additions                                                     41,677
                                                                   -------
      At end of year                                               198,923
                                                                   =======
      PROVISION FOR DIMINUTION IN VALUE

      At beginning of year                                              --
      Charge for year                                              157,246
                                                                   -------
      At end of year                                               157,246
                                                                   =======
      NET BOOK VALUE
      At 31.3.99                                                    41,677
                                                                   =======

                            VIRTUAL PRESENCE LIMITED
                              NOTES TO THE ACCOUNTS
                  FOR THE YEARS ENDED 31ST MARCH 1999 AND 1998

5.    STOCKS

                                                        1999              1998
                                                        ----              ----
                                                       pounds            pounds

      Finished goods                                   24,006            13,202
                                                       ------            ------

6.    DEBTORS

                                                        1999             1998
                                                        ----             ----
                                                       pounds           pounds

      Trade debtors                                   332,910           296,445

      Amount due from subsidiary undertaking            3,863             5,188
      Other debtors                                     1,733             1,726
      Prepayment and accrual income                    63,452            53,081
                                                      -------           -------
                                                      401,958           356,440
                                                      =======           =======

7. CREDITORS (amounts falling due within one year)

                                                        1999             1998
                                                        ----             ----
                                                       pounds            pounds

      Bank loans and overdrafts                        29,383            41,879
      Net obligations under finance lease
       and hire purchase agrements                     13,687             9,055
      Trade creditors                                 264,717           186,799
      Taxation and social security                     69,565            44,901
      Payments received on account                    122,896            54,936
      Other creditors                                 492,674            81,841
                                                      -------           -------
                                                      992,922           419,411
                                                      =======           =======

8.    CREDITORS (amounts falling due after more than one year)

                                                       1999               1998
                                                       ----               ----
                                                       pounds            pounds

      Bank loans                                       10,881            38,861
      Net obligations under finance leases and
       hire purchase consultants                       30,736            26,072
      Other Creditors                                      --            10,000
                                                      -------           -------

                                                       41,617            74,933
                                                      =======           =======

                            VIRTUAL PRESENCE LIMITED
                              NOTES TO THE ACCOUNTS
                  FOR THE YEARS ENDED 31ST MARCH 1999 AND 1998

9.    CALLED UP SHARE CAPITAL

                                                          Authorised         Allotted and fully paid
                                                      1999        1998         1999           1998
                                                      ----        ----         ----           ----
      Ordinary shares of pounds 1 each               95,000      95,000       95,000         95,000
      Cumulative convertible participating
      preferred ordinary shares of pounds 1 each     77,727      77,727       77,727         77,727
      Preference shares of pounds 1 each            132,000     132,000      132,000        132,000
                                                    -------     -------      -------        -------
                                                    304,727     304,727      304,727        304,727
                                                    =======     =======      =======        =======

10.   EMPLOYEES

      There were no employees during the year apart from directors.

                                                          1999         1998
                                                          ----         ----
                                                          pounds        pounds

      The costs were:
      Salaries                                           474,782       303,255
      Social security costs                               55,172        38,007
                                                         -------       -------
                                                         529,954       341,262
                                                         =======       =======

11.   RECONCILIATION OF MOVEMENTS ON SHAREHOLDERS' FUNDS

                                                          1999         1998
                                                          ----         ----
                                                         pounds        pounds

      (Loss)/Profit for the financial year              (350,595)       80,291
      Opening shareholders' funds                        353,718       273,427
                                                         -------       -------
      Closing shareholders' funds                          3,123       353,718
                                                         =======       =======

12.   DIRECTORS' EMOLUMENTS

                                                          1999         1998
                                                          ----         ----
                                                         pounds        pounds

      Emoluments for qualifying services                 141,000       117,557
                                                         =======       =======

(b) PRO FORMA FINANCIAL INFORMATION

Introduction

On November 16, 1999, MUSE Technologies, Inc., a Delaware corporation (the "Registrant"), acquired all the issued and outstanding capital stock and preference shares of Virtual Presence, Ltd., a company organized under the laws of England, from the shareholders of Virtual Presence in exchange for $600,000 cash payable over a nine month period and 430,839 shares of the Company's common stock, subject to certain restrictions. Of such shares, 205,522 are subject to adjustment in the event that the price of the common stock over the twenty trading days prior to November 15, 2000 is less than US $4.41 per share.

The accompanying unaudited pro forma consolidated balance sheet is presented to illustrate the effect of the Transaction on the financial statements, and assumes the Transaction was completed on October 1, 1998.

The unaudited pro forma financial statements are included for informational purposes only and are not necessarily indicative of the future financial position or future results of operations of the combined company, or of the financial position or results of operations of the combined company that would have actually occurred had the Transaction taken place as of the date or for the periods presented. These unaudited pro forma financial statements and the accompanying notes may not be indicative of future financial position. The unaudited pro forma information should be read in conjunction with the historical financial statements of Virtual Presence, Ltd., a company organized under the laws of England, and the Registrant presented herein. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

                            MUSE Technologies, Inc.

                             MUSE Technologies, Inc.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                            As of September 30, 1999

                                                        (Unaudited)
                                            MUSE            VPL
                                        September 30    September 30     Pro Forma        Pro Forma
                                            1999            1999        Adjustments     Balance Sheet
                                         -----------    -----------     -----------------------------
                   ASSETS
CURRENT ASSETS:

    Cash and equivalents                 $11,662,146         $9,662                       $11,671,808
    Accounts receivable, net                 667,593        732,440                         1,400,033
    Notes receivable - related parties     1,145,922              0                         1,145,922
    Inventories                                    0         52,126                            52,126
    Other current assets                     117,870        125,611                           243,481
                                         --------------------------        --------------------------
    Total current assets                  13,593,531        919,839                        14,513,370

    Intangible assets                              0        333,967                           333,967
    Property, plant and equipment          1,162,797        732,218                         1,895,015
    Notes receivable - related parties       284,955              0                           284,955
    Other assets                              81,574         68,592                           150,166
    Investment in VPL                      2,048,960                      (2,048,960)(A)            0
    Goodwill                                                               1,644,828)(A)    1,644,828
    Amortization of Goodwill                                                (109,655)(C)     (109,655)
                                         --------------------------        ---------      -----------
    Total assets                         $17,171,817     $2,054,617          (513787)     $18,712,647
                                         ==========================        =========      ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

    Trade accounts payable                   $23,165       $817,684                          $840,849
    Accrued liabilities                    1,222,751      1,437,410                         2,660,161
    Capital lease - current portion           16,478         22,526                            39,004
    Bank loans                                     0         40,028                            40,028
                                         --------------------------                       -----------
    Total current liabilities              1,262,394      2,317,648                         3,580,042

LONG-TERM LIABILITIES:

    Capital lease - less current portion      49,150         39,321                            88,471
                                         --------------------------                       -----------

    Total Liabilities                      1,311,544      2,356,970                         3,668,514

STOCKHOLDERS' EQUITY:

    Common stock                             161,460        501,520         (501,520)(B)      161,460
    Additional paid-in capital            24,949,529              0                        24,949,529
    Share premium account                          0          9,890           (9,890)(B)           (0)
    Stock subscription receivable            (87,500)             0                           (87,500)
    Treasury stock                          (776,315)             0                          (776,315)
    Accumulated deficit                   (8,386,901)      (813,763)          (2,377)(B)   (9,203,041)
                                         --------------------------        --------------------------
    Total stockholders' equity            15,860,273       (302,353)        (513,787)      15,044,133
                                         --------------------------        --------------------------
                                         $17,171,817     $2,054,617          (513787)     $18,712,647

                             MUSE Technologies, Inc.

                   Pro Forma Condensed Statement of Operation

                      For the Year ended September 30, 1999

                                    (Unaudited)

                                        MUSE              VPL                                  Pro Forma
                                    September 30      September 30          Pro Forma         Statement of
                                        1999              1999             Adjustments         Operations
                                    -----------------------------          -----------       -------------
Sales:

     Total sales                      $1,723,267       $3,859,506                               $5,582,773
Cost of Sales:

     Total cost of sales                       0        1,954,166                                1,954,166
                                     ----------------------------                             ------------

Gross margin                           1,723,267        1,905,340                                3,628,607

Selling, general and administrative    4,180,717        1,947,562                                6,128,279

Research and development               2,302,885                0                                2,302,885

Depreciation                             487,360          193,590                                  680,950

Amortization of goodwill                       0                0              109,655(D)          109,655
                                     ----------------------------                             ------------

     Total operating expenses          6,970,962        2,141,152              109,655           9,221,769
                                     ----------------------------            ---------        ------------

Operating income                      (5,247,695)        (235,812)            (109,655)         (5,593,162)

Other income (expense):

     Costs in excess of value of
        repurchased stock               (563,636)               0                                 (563,636)
     Interest income                     729,061                0                                  729,061
     Interest expense                    (30,678)        (115,081)                                (145,759)
     Other, net                                0            4,386                                    4,386
                                     ----------------------------            ---------        ------------

     Total other (expenses) income       134,747         -110,695                    0              24,052
                                     ----------------------------            ---------        ------------

Net Income (Loss)                    ($5,112,948)       ($346,507)           ($109,655)        ($5,569,110)
                                     ============================            =========        ============
Net income per common and common

Equivalent shares:

     Basic                                ($0.51)                                                   ($0.53)
                                     ===========                                              ============

     Diluted                              ($0.51)                                                   ($0.53)
                                     ===========                                              ============
Weighted average common and common

Equivalent shares used in computing per

Share amounts:

     Basic                            10,048,842                               430,839          10,479,681
                                     ===========                             =========        ============

     Diluted                          10,048,842                               430,839          10,479,681

The accompanying notes are an integral part of these statements.


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

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

1.    Pro Forma Balance Sheet Adjustments

      A. Recording the elimination of the investment in Virtual Presence and recording of Goodwill.

      B.    Elimination of Virtual Presence' equity and retained deficit.

      C.    Recording of the Amortization of Goodwill.

2.    Pro Forma Statement of Operations Adjustments

      D.    Recording of amortization expenses

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2000              MUSE TECHNOLOGIES, INC.


                                    By:
                                        ------------------------------
                                    Name:   Brian Clark
                                    Title:  Chief Financial Officer


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